Annual Report

December 31, 2014

Series B

Voya Corporate Leaders Trust Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Report of Independent Registered Public Accounting Firm	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio of Investments	13
Director/Trustee and Officer Information	14

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PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds

January 28, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays Short-Term U.S. Treasury Index
A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA CORPORATE LEADERS TRUST FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Industrials	24.9%
Energy	22.0%
Materials	14.5%
Consumer Discretionary	11.7%
Financials	10.3%
Utilities	8.6%
Consumer Staples	5.6%
Telecommunication Services	1.5%
Assets in Excess of Other Liabilities	0.9%
Net Assets	100.0%

Portfolio Management Team: The portfolio is not actively managed.

Goal: Voya Corporate Leaders Trust Fund (the “Trust”) seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the year ended December 31, 2014, the Trust provided a total return of 10.77% compared to the S&P 500® Index, which returned 13.69% for the same period.

Portfolio Specifics: The Trust lagged the benchmark during the reporting period. An overweight exposure in energy detracted the most from performance, as did underweight positions in health care and information technology. Among the leading individual detractors from performance were overweight positions in Exxon Mobil Corp., Chevron Corp. and Viacom, Inc. Conversely, the Trust benefited from its securities within industrials, financials and consumer staples. Among the leading contributors were overweight positions in Union Pacific Corp., Berkshire Hathaway and Beam Suntory, Inc.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
Union Pacific Corp.	15.4%
Berkshire Hathaway, Inc. — Class B	10.3%
ExxonMobil Corp.	9.1%
Praxair, Inc.	8.0%
Chevron Corp.	6.9%
Procter & Gamble Co.	5.6%
Honeywell International, Inc.	5.1%
Marathon Petroleum Corp.	4.2%
EI Du Pont de Nemours & Co.	3.8%
Viacom — Class B	3.4%

Outlook and Current Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see continued modestly improving economic conditions, consensus expectations are that the U.S. Federal Reserve Board (the “Fed”) may begin to raise the federal funds rate as early as June 2015. The Fed may consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

The outlook for this Trust may differ from that presented for other Voya mutual funds. Total return is calculated assuming reinvestment of all dividend, capital gain and return of capital distributions/allocations at net asset value and all applicable Trust fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustee
Voya Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Corporate Leaders Trust Fund — Series “B”, a series of Voya Corporate Leaders Trust Fund, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Corporate Leaders Trust Fund — Series “B” as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2015

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014

ASSETS:
Investments in securities at fair value (cost $1,201,197,906)	$1,727,629,654
Restricted cash (Note 2)	16,569,782
Receivables:
Participations sold	4,535,865
Dividends	2,265,476
Prepaid expenses	32,237
Total assets	1,751,033,014

LIABILITIES:
Payable for participations redeemed	4,235,655
Distribution payable	1,948,351
Accrued Sponsor’s maintenance fees payable	586,451
Payable for professional fees	30,127
Other accrued expenses and liabilities	231,337
Total liabilities	7,031,921
NET ASSETS:
Balance applicable to participations at December 31, 2014, equivalent to $33.18 per participation on 52,559,447 participations outstanding	$1,744,001,093

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

INVESTMENT INCOME:
Dividends	$35,775,324
Total investment income	35,775,324

EXPENSES:
Sponsor maintenance fee (Note 4)	6,521,857
Transfer agent fees	1,328,263
Shareholder reporting expense	144,085
Registration and filing fees	122,729
Professional fees	100,322
Custody and accounting fees (Note 4)	148,000
Miscellaneous expense	7,300
Total expenses	8,372,556
Net investment income	27,402,768

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	66,057,280
Net change in unrealized appreciation on investments	73,890,625
Net realized and unrealized gain on investments	139,947,905
Increase in net assets resulting from operations	$167,350,673

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$27,402,768	$22,370,000
Net realized gain on investments	66,057,280	47,958,813
Net change in unrealized appreciation or depreciation on investments	73,890,625	244,258,743
Increase in net assets resulting from operations	167,350,673	314,587,556

FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(27,045,188)	(21,886,025)
Net realized gains	(22,516,100)	—
Return of capital	(46,007,173)	—
Total distributions	(95,568,461)	(21,886,025)

FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	488,949,911	674,968,189
Reinvestment of distributions	82,120,792	18,670,677
	571,070,703	693,638,866
Cost of participations redeemed	(388,849,081)	(399,404,932)
Net increase in net assets resulting from participation transactions	182,221,622	294,233,934
Net increase in net assets	254,003,834	586,935,465
NET ASSETS:
Beginning of year	1,489,997,259	903,061,794
End of year	$1,744,001,093	$1,489,997,259

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From tax return of capital	Total distributions/ allocations	Net asset value, end of year or period	Total Return(1)	Net assets, end of year or period	Expenses	Net investment income (loss)
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)
12-31-14	31.71	0.55	•	2.79	3.34	0.53	0.44	0.90	1.87	33.18	10.77	1,744,001	0.51	1.68
12-31-13	24.87	0.51	•	6.81	7.32	0.48	—	—	0.48	31.71	29.57	1,489,997	0.50	1.78
12-31-12	22.39	0.47	•	2.47	2.94	0.46	—	—	0.46	24.87	13.21	903,062	0.52	1.95
12-31-11	20.29	0.41		2.07	2.48	0.36	—	0.02	0.38	22.39	12.24	653,514	0.49	1.90
12-31-10	17.34	0.34		3.23	3.57	0.37	0.25	—	0.62	20.29	21.19	425,663	0.54	1.95

(1)	Total return is calculated assuming reinvestment of all dividend, capital gain and return of capital distributions/allocations at net asset value.

•	Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

Voya Corporate Leaders Trust Fund (the “Trust”), is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission (“SEC”). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund (“Trust Fund”) and a Distributive Fund (“Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-one corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, The Bank of New York Mellon (“the Trustee”) serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program unless the participant has elected to receive the distribution in cash.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Valuation of Securities. All investments in securities are recorded at their estimated fair value, as described below. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust’s assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities reported by NASDAQ will be valued at the NASDAQ official closing price on the valuation day.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust’s tax positions taken on federal income tax returns for all open tax years in making this determination.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

At December 31, 2014, the cost of the Trust’s portfolio of investments for tax purposes was $1,201,197,906.

As of December 31, 2014, the tax basis net unrealized appreciation of portfolio securities was $526,431,748, comprised of unrealized appreciation of $528,688,956 and unrealized depreciation of $(2,257,208).

As of December 31, 2014, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Security Transactions & Revenue Recognition. Cost of the investment securities, as well as realized security gains and losses are based on the identified average cost basis. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. GAAP for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the year ended December 31, 2014, distributions from net investment income were $27,045,188, equivalent to $0.53 per participation. For the year ended December 31, 2013, distributions from net investment income were $21,886,025, equivalent to $0.48 per participation.

For the year ended December 31, 2014, distributions from net realized gains were $22,516,100, equivalent to $0.44 per participation. For the year ended December 31, 2013, there were no distributions of net realized gains.

For the year ended December 31, 2014, distributions from tax return of capital were $46,007,173, equivalent to $0.90 per participation. For the year ended December 31, 2013, there were no distributions from tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $148,000 for the year ended December 31, 2014.

Voya Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, the cost of purchases and proceeds of sales of investment securities were $264,126,321 and $144,507,314, respectively.

NOTE 6 — SOURCE OF NET ASSETS

As of December 31, 2014, the Trust’s net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in Trust Fund	$1,211,583,682
Net unrealized appreciation in value of securities	526,431,748
Trust Fund	1,738,015,430
Distributable fund	5,985,663
Total net assets	$1,744,001,093

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Year Ended December 31, 2014	Year Ended December 31, 2013
Issued on payments from holders	15,072,344	23,828,904
Issued on reinvestment of dividends and distributions/allocations	2,555,041	621,404
Redeemed	(12,063,136)	(13,763,793)
Net increase (decrease)	5,564,249	10,686,515

NOTE 8 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by Voya Investments, LLC to be a change of control (the “Change of Control”).

NOTE 9 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA CORPORTATE LEADERS TRUST FUND – SERIES B	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.1%
		Consumer Discretionary: 11.7%
791,740		CBS Corp. — Class B	$43,814,892	2.5
877,423		Comcast Corp. — Class A	50,899,308	2.9
897,540		Foot Locker, Inc.	50,423,797	2.9
791,740		Viacom — Class B	59,578,435	3.4
			204,716,432	11.7

		Consumer Staples: 5.6%
1,061,740		Procter & Gamble Co.	96,713,897	5.6

		Energy: 22.0%
1,063,140		Chevron Corp.	119,263,045	6.9
1,722,440		ExxonMobil Corp.	159,239,578	9.1
1,091,840		Marathon Oil Corp.	30,888,154	1.8
813,621		Marathon Petroleum Corp.	73,437,431	4.2
			382,828,208	22.0

		Financials: 10.3%
1,201,032	@	Berkshire Hathaway, Inc. — Class B	180,334,955	10.3

		Industrials: 24.9%
897,540		Fortune Brands Home & Security, Inc.	40,631,636	2.3
1,433,340		General Electric Co.	36,220,502	2.1
897,540		Honeywell International, Inc.	89,682,197	5.1
2,249,483		Union Pacific Corp.	267,980,909	15.4
			434,515,244	24.9

COMMON STOCK: (continued)
		Materials: 14.5%
1,043,507		Dow Chemical Co.	$47,594,354	2.7
897,540		EI Du Pont de Nemours & Co.	66,364,108	3.8
1,071,040		Praxair, Inc.	138,763,942	8.0
			252,722,404	14.5

		Telecommunication Services: 1.5%
755,937		AT&T, Inc.	25,391,924	1.5

		Utilities: 8.6%
897,540		Ameren Corp.	41,403,520	2.4
897,540		Consolidated Edison, Inc.	59,246,616	3.4
1,172,948		NiSource, Inc.	49,756,454	2.8
			150,406,590	8.6

		Total Common Stock (Cost $1,201,197,906)	1,727,629,654	99.1
		Assets in Excess of Other Liabilities	16,371,439	0.9
		Net Assets	$1,744,001,093	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $1,201,197,906.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$528,688,956
Gross Unrealized Depreciation	(2,257,208)
Net Unrealized Appreciation	$526,431,748

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$1,727,629,654	$—	$—	$1,727,629,654
Total Investments, at fair value	$1,727,629,654	$—	$—	$1,727,629,654

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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Sponsor
Voya Investments, LLC
7337 E. Doubletree Ranch
Road, Suite 100
Scottsdale, AZ 85258

Administrator
Voya Funds Services, LLC
(formerly, ING Funds Services, LLC)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
(formerly, ING Investments Distributor, LLC)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider The Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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